                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                       FORM 8-K




                                    CURRENT REPORT




                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 5, 1997




                                  WESTERN ATLAS INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-12430              95-3899575
(STATE OF OTHER JURISDICTION  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
       OR INCORPORATION )                               IDENTIFICATION NO.)


360 NORTH CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA         90210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (310) 888-2500

Item 5.  OTHER EVENTS.

         On May 5, 1997, the Registrant announced that its Board of Directors had approved a plan to distribute to the Registrant's stockholders all of the outstanding shares of stock of a subsidiary company holding the business and assets of the Registrant's industrial automation systems business segment, which comprises its automated data collection, mobile computing, and manufacturing systems activities. The industrial automation systems business segment is expected to have 1997 revenues of approximately $1.5 billion.

         The Registrant's oilfield services business segment will continue to operate under the Registrant's present name and to have its principal place of business in Houston, Texas. The company to be distributed to the Registrant's stockholders is expected to have its principal place of business in Beverly Hills, California.

         The distribution, which is expected to be tax-free to the Registrant and its stockholders, should be effective prior to December 31, 1997.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b) No financial statements are required to be filed with this report.

         (c)  The following exhibits are filed with this report:

         EXHIBIT NUMBER                             DESCRIPTION
             99.1                           Press Release of the Company
                                                 issued May 5, 1997

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WESTERN ATLAS INC.


                                   By:  /s/  Michael E. Keane
                                        -----------------------------------
                                        Michael E. Keane
                                        Senior Vice President

Dated:         May 6, 1997

                                    EXHIBIT INDEX

          EXHIBIT NUMBER                             DESCRIPTION
              99.1                           Press Release of the Company
                                                  issued May 5, 1997

                                     EXHIBIT 99.1


_____________________________________________________________(WESTERN ATLAS
                                                                  LOGO)
CORPORATE OFFICES
                                                              WESTERN ATLAS INC.
                                                  360 North Drive Crescent Drive
                                                       Beverly Hills, California
                                                                      90210-4867
                                                                    310.888.2580



FOR IMMEDIATE RELEASE
Contact:  Dirk Koerber (310) 888-2575



WESTERN ATLAS ANNOUNCES SEPARATION
OF ITS OILFIELD SERVICES AND
INDUSTRIAL AUTOMATION BUSINESSES

     BEVERLY HILLS, Calif. -- May 5, 1997 -- Western Atlas Inc. (NYSE:WAI) announced today that its Board of Directors has approved a plan to separate the Company into two independent public corporations. The $1.6 billion revenue oilfield services business will continue to operate under the Western Atlas Inc. identity and be based in Houston, Texas. The new industrial automation company, which has yet to be named, will be comprised of Western Atlas' current automated data collection, mobile computing and manufacturing systems activities. This new $1.5 billion revenue company will be headquartered in Beverly Hills.

     All shares of the new industrial automation company will be distributed to holders of Western Atlas common stock. The spin-off transaction, which is expected to be tax free to Western Atlas and its shareholders, should be finalized by the end of 1997.

     "The decision to separate Western Atlas' oilfield services and industrial automation activities into two separate companies was made to allow each business to better focus on its distinctly different markets," said Alton J. Brann, Chairman and CEO of Western Atlas. "Over the past few years we have grown both our businesses into market leaders on a global basis. The separation of these two segments now creates two strong, independent companies that begin their future from outstanding competitive positions.

     "The oilfield services company, which concentrates on oilfield information technology, is already the leading competitor in the seismic industry and number two in the global well-logging business," Brann said. "Our services enable oil companies to leverage their investments by helping them to identify and exploit new hydrocarbon reserves at lower costs and risks, and by optimizing their production from proven reservoirs.

     "Our new industrial automation company also starts from positions of strength and market leadership," he added. "It is number one in the fast-growing global automated data collection (ADC) business and is a leading provider of manufacturing technologies, primarily for the automotive industry. Recent acquisitions in the bar code and mobile computing industries further strengthened our technology base, added global distribution capabilities and nearly doubled the size of our ADC business.

     "Our manufacturing systems activities have achieved their leadership and reputation in the market by emphasizing design, engineering and systems integration technologies. With this systems orientation we have transformed our traditional machine tool activities into a business that provides added value to the manufacturing strategies of our customers. The results of our successful efforts show in both our returns and market share gains," added Brann.

     The new oilfield services company will continue with its proven management team. John R. Russell, currently Chief Operating Officer, will become President and CEO. Reporting to him will be Richard C. White, who heads the seismic activities; Damir S. Skerl, head of the well-logging operations; and Orval F. Brannan, who manages the company's joint ventures and E & P services division. Alton J. Brann will remain Chairman of the Board of Directors of Western Atlas, the new oilfield services company.

     It is planned that Brann also will become Chairman and CEO of the new industrial automation company. Reporting to him will be Michael Ohanian, who continues as head of

Intermec, the company's automated data collection business; and Clayton A. Williams, who is responsible for the manufacturing systems group.

     Western Atlas Inc., headquartered in Beverly Hills, California, is a leading global provider of oilfield and industrial information technologies and a designer and integrator of manufacturing systems, primarily for the automotive industry.

                                         ###
WWW.WESTATLAS.COM                                                    WAI093



                                   CONFERENCE CALL

Western Atlas Inc.'s Senior Management and Investor Relations will conduct a conference call about the separation of the Company's two business segments.

     WHAT:          CONFERENCE CALL -
                    Western Atlas Inc.
                    To Separate Its
                    Business Segments

     WHEN:          Monday, May 5, 1997
                    10:30 a.m. (PDT); l:30 p.m. (EDT)

Call or fax Dirk Koerber (Tel: 310-888-2575 - Fax: 310-888-2908) for the telephone number to participate.